U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 ______________
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2002


                        COMMISSION FILE NUMBER: 000-26029


                          ASIAN STAR DEVELOPMENT, INC.
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
         ______________________________________________________________
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   86-0866395
                     _______________________________________
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                        Unit D-E, 15/F Lever Tech Centre
                              69-71 King Yip Street
                                    Kwun Tong
                               Kowloon, Hong Kong
                              Tel. (852) 2721-0936
                 _______________________________________________
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                      NONE
          _____________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

            On December 30, 2002, registrant ("Asian Star"), by and through its wholly-owned subsidiary, Atlantic Mining Limited, a British Virgin Islands corporation ("AML-BVI"), entered into a merger and reorganization agreement to acquire 100% of the total issued and outstanding shares of Atlantic Mining Limited, a Hong Kong corporation ("AML-HK"), from the shareholders of AML-HK, in full and sole consideration of 15,000,000 shares of the registrant's restricted Common Stock, representing 64% of the total outstanding shares of Asian Star, post-merger. The transaction did not involve the transfer of any funds. The 15,000,000 shares were issued directly by Asian Star from its authorized but unissued shares of Common Stock. The shareholders of AML-HK now have direct beneficial ownership and voting control of Asian Star.

            There are no arrangements or understandings among members of the former and/or the new control groups and/or their respective associates with respect to the election of directors or other matters.

            Concurrent with the merger, the following persons were appointed as Directors of Asian Star: Stephen Chow, Dr. Paul Tong, Harry Tsui and Kevin Au-Yeung. In addition, Stephen Chow resigned as President of Asian Star and the Board of Directors appointed Mr. Stephen Chow to serve as Honorary Chairman, Dr. Paul Tong was appointed to serve as Chairman, Mr. Harry Tsui was appointed to serve as President and Treasurer and Mr. Au-Yeung was appointed to serve as Company Secretary. Biographical information concerning the new Directors and Officers, is as follows:

STEPHEN CHOW - HONORARY CHAIRMAN & DIRECTOR

Mr. Chow was born in Macau. His family was involved in the gold and jewelry business. His father is Mr. Chow Chee Yuen, founder of the Chow Tai Fook Jewelry Co. Ltd., which is still the leading jewelry corporation in Hong Kong and China. Chow Tai Fook Jewelry Co. Ltd. is also the controlling shareholder of New World Development Co. Ltd.

After Mr. Chow completed his education in Architecture and Construction, he worked for several years in Chow Tai Fook Jewelry Co. Ltd., building up the land development division under his brother-in-law, Dr. Cheng Yu Tung, Chairman of New World Development Co. Ltd. and Chow Tai Fook Jewelry Co. Ltd., and the division later grew into New World Development Co. Ltd.

From 1972 to 1992 he was President of Consolidated Investment & Construction Ltd. in Canada and from 1983 to 1990 he was Senior Vice President of Hip Hing Land Development Ltd., USA.

In 1992, Mr. Chow returned to Hong Kong where he founded the Honpar Group of companies which specialize in property development, service contracts and trading activities in China.

In 1997, Mr. Chow founded Asian Star Development, Inc. and served as the President from inception to the present.

He also currently serves as the Advisor of Economic Affairs in the City of Taishan, Guandong Province, China. Mr. Chow has also been appointed Honorable Citizen of Shilong, Dongguan, Guandong Province, China.


PAUL YUK-LUN TONG, PHD, GEOTECHNICAL ENGINEERING - CHAIRMAN & DIRECTOR

Dr. Tong (Ph.D, University of Manchester, U.K.) has extensive skills as a businessman and a civil engineer, having served as General Manager of new World Development Co., Ltd., where he supervised the design and administration of commercial, residential and infrastructure projects in Asia and North America. From 1995 to 1997, he was C.E.O. of Pacific Century Regional Developments Ltd. (PCRDL), overseeing a variety of infrastructure and property development projects. Dr. Tong has also been Director of the New World Indosuez Insurance Group of Companies.

HARRY TSUI - PRESIDENT, TREASURER & DIRECTOR

Mr. Tsui (B.A. Political Science, Simon Fraser University, Canada, B.Sc. Accounting, Golden Gate University, San Francisco) has extensive business experience in China and Hong Kong. He currently serves as Chairman of the Society of Boys' Center, a large statutory charitable organization in Hong Kong for education and residential needs of boys from 10 to 18 years old; Managing Director of P & L Software Publishing Limited; and is a licensed certified public accountant in the State of California. Mr. Tsui also served as lecturer in Public Finance and Budgeting at Ohio University, Distant Learning, and published many articles on finance and tax issues.


KEVIN AU-YEUNG - COMPANY SECRETARY & DIRECTOR

Mr. Au-Yeung (B.S. in Accounting, 1982, Brooklyn College of The State University of New York) has extensive auditing experience working as an auditor with the Waterfront Commissioner of New York Harbor. Later in his career, he was employed as Vice President of Audit with the National Music Publishers Association, where he has worked for the past 15 years. The Association represents the majority of all music publishers in the United States.


            There are no arrangements, known to the registrant, the operation of which may, at a subsequent date, result in a change in control of registrant.




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On December 30, 2002, registrant, by and through its wholly-owned subsidiary, Atlantic Mining Limited, a British Virgin Islands corporation ("AML-BVI"), entered into a merger and reorganization agreement to acquire 100% of the total issued and outstanding shares of Atlantic Mining Limited, a Hong Kong corporation ("AML-HK"), from the shareholders of AML-HK, in full and sole consideration of 15,000,000 shares of the registrant's restricted Common Stock, representing 64% of the total outstanding shares of Asian Star, post-merger. The amount of such consideration was determined on a negotiated basis between the parties, giving due consideration to the market value of registrant's shares and the approximate value of the assets of AML-HK. The transaction did not involve the transfer of any funds.

         AML-HK is a mining company with a majority share interest in Nanshao Atlantic Gold Development Limited ("NAGD"), a Chinese foreign joint venture corporation. NAGD was formed on October 8, 2002. NAGD holds equity interests in various gold mines in China. Its operations are comprised of gold mine prospecting, exploitation and refining in Henan Province, China. NAGD through its holdings of various gold mines, has obtained all necessary permits and has started its gold mine operation on the inland of Funiu Mountain at the edge of the Qingling mountain range in west Henan Province. The total geographical area of the gold mine is 19.3691 square kilometers.

            Asian Star intends to continue developing the business of NAGD and AML-HK in the gold mining industry. As of the date of the merger, December 30, 2002, Asian Star assumed all operating expenses of the gold mining operations. In connection with the merger, Asian Star has acquired and assumed liabilities of $918,000 payable in connection with mining operations.

        There are no material relationships between AML-HK and/or NAGD, or the shareholders thereof, and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such officer or director, except as follows:

            1. Mr. Stephen Chow is a Director of both Asian Star and NAGD.
            2. Mr. Yeung Chun Fai is a Director of NAGD and an employee of Asian
               Star.
            3. Mr. Thomas Ip Kei Shui is an officer of NAGD and a shareholder of
               Asian Star.

        A copy of the agreement is included as an exhibit to this filing.

            The registrant is aware of its obligation to file financial statements and information for the acquired business and assets, pursuant to
Item 7 of Form 8-K.


Exhibits attached pursuant to Item 601 of Regulation SK:

(1)      Exhibit 10 - Merger Agreement and Plan of Reorganization

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATED:  January 13, 2003                ASIAN STAR DEVELOPMENT, INC.

                                        By:/s/ HARRY TSUI
                                           ______________
                                               Harry Tsui
                                               President